Statement of Additional Information Supplement dated July 12, 2011
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, A5, B, C, C5, R, R5, Y and Institutional Class shares, as applicable, of the Funds listed below:
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund
Effective June 6, 2011, all references to Invesco Balanced-Risk Retirement 2010 are deleted.
The following information replaces in its entirety the information appearing under the heading “Fund Policies — Non-Fundamental Restrictions” of the Statement of Additional Information:
“Non-Fundamental Restrictions. Non-fundamental restrictions may be changed for any Fund without shareholder approval. The non-fundamental investment restrictions listed below apply to each of the Funds unless otherwise indicated.
     (1) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).
     (2) In complying with the fundamental restriction regarding industry concentration, each Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.
     (3) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, each Fund may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.
     Each of the Funds does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, each Fund will interpret the fundamental restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Funds’ prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. Each Fund also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds’ prospectuses and herein.
     (4) In complying with the fundamental restriction with regard to making loans, each Fund may lend up to 33 1/3% of its total assets and may lend money to an Invesco Fund, on such terms and conditions as the SEC may require in an exemptive order.”

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